                                                                   Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 DECEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-9

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 9-A1 ....   $   14.58633861             Class 9-PO ....   $   23.32213088
                  ---------------                               ---------------
Class 9-A2 ....   $   21.40461074             Class 9-M .....   $    0.71667951
                  ---------------                               ---------------
Class 9-A3 ....   $    0.00000000             Class 9-B1 ....   $    0.71667930
                  ---------------                               ---------------
Class 9-A4 ....   $    0.71668047             Class 9-B2 ....   $    0.71667904
                  ---------------                               ---------------
Class 9-A5 ....   $    0.00000000             Class 9-B3 ....   $    0.71667867
                  ---------------                               ---------------
Class 9-A6 ....   $    0.00000000             Class 9-B4 ....   $    0.71668476
                  ---------------                               ---------------
Class 9-A7 ....   $   14.58633836             Class 9-B5 ....   $    0.71668845
                  ---------------                               ---------------
Class 9-A8 ....   $    0.00000000             Class 9-R .....   $    0.00000000
                  ---------------                               ---------------
Class 9-A9 ....   $   14.53829041             Class 9-RL ....   $    0.00000000
                  ---------------                               ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 9-A1 ....   $   13.55405546             Class 9-PO ....   $   21.67161093
                  ---------------                               ---------------
Class 9-A2 ....   $   19.88979474             Class 9-M .....   $    0.00000000
                  ---------------                               ---------------
Class 9-A3 ....   $    0.00000000             Class 9-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 9-A4 ....   $    0.66596060             Class 9-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 9-A5 ....   $    0.00000000             Class 9-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 9-A6 ....   $    0.00000000             Class 9-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 9-A7 ....   $   13.55405522             Class 9-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 9-A8 ....   $    0.00000000             Class 9-R .....   $    0.00000000
                  ---------------                               ---------------
Class 9-A9 ....   $   13.50940765             Class 9-RL ....   $    0.00000000
                  ---------------                               ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 9-A1 ....        5.56619171             Class 9-PO ....        0.00000000
                  ---------------                               ---------------
Class 9-A2 ....        5.63565136             Class 9-M .....        6.22826649
                  ---------------                               ---------------
Class 9-A3 ....        6.25000004             Class 9-B1 ....        6.22826819
                  ---------------                               ---------------
Class 9-A4 ....        6.22826734             Class 9-B2 ....        6.22826663
                  ---------------                               ---------------
Class 9-A5 ....        6.25000000             Class 9-B3 ....        6.22826797
                  ---------------                               ---------------
Class 9-A6 ....        6.04166635             Class 9-B4 ....        6.22826559
                  ---------------                               ---------------
Class 9-A7 ....        4.80084040             Class 9-B5 ....        6.22826910
                  ---------------                               ---------------
Class 9-A8 ....        2.35569176             Class 9-R .....        0.00000000
                  ---------------                               ---------------
Class 9-A9 ....        5.76589536             Class 9-RL ....        0.00000000
                  ---------------                               ---------------
                                              Class 9-S .....        0.28992301
                                                                ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          51,513.88
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.


     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $290,224,200.29
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                989
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate           Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 9-A1 ....      $ 93,315,950.39               939.62
                                         ---------------      ---------------
                    Class 9-A2 ....      $ 20,313,062.17               911.39
                                         ---------------      ---------------
                    Class 9-A3 ....      $ 60,738,910.00             1,000.00
                                         ---------------      ---------------
                    Class 9-A4 ....      $ 29,535,409.90               995.81
                                         ---------------      ---------------
                    Class 9-A5 ....      $  4,443,000.00             1,000.00
                                         ---------------      ---------------
                    Class 9-A6 ....      $ 10,370,000.00             1,000.00
                                         ---------------      ---------------
                    Class 9-A7 ....      $ 38,516,959.95               939.62
                                         ---------------      ---------------
                    Class 9-A8 ....      $ 38,516,959.95               939.62
                                         ---------------      ---------------
                    Class 9-A9 ....      $ 13,786,788.02               939.82
                                         ---------------      ---------------
                    Class 9-PO ....      $  1,923,011.44               972.07
                                         ---------------      ---------------
                    Class 9-M .....      $  6,010,813.91               995.81
                                         ---------------      ---------------
                    Class 9-B1 ....      $  3,756,758.06               995.81
                                         ---------------      ---------------
                    Class 9-B2 ....      $  3,606,487.95               995.81
                                         ---------------      ---------------
                    Class 9-B3 ....      $  1,652,973.35               995.81

                                         ---------------      ---------------
                    Class 9-B4 ....      $    901,621.73               995.81
                                         ---------------      ---------------
                    Class 9-B5 ....      $  1,352,453.42               995.81
                                         ---------------      ---------------
                    Class 9-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 9-RL ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 9-S .....      $213,646,139.10               954.77
                                         ---------------      ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
            (1)  30-59 days
             Number                14       Principal Balance   $  3,988,739.72
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

          (b)  in foreclosure
             Number                 1       Principal Balance   $    323,818.36
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x)   The Certificate Interest Rates, applicable to the

          Interest Accrual Period relating to such Distribution Date:

              Class 9-A7: ...............          6.037500%
                                            ---------------
              Class 9-A8: ...............          2.962500%
                                            ---------------
              Class 9-S: ................          0.358300%
                                            ---------------

     xi)  The Certificate Interest Rates for the current
          Interest Accrual Period:

              Class 9-A7: ...............          6.350000%
                                            ---------------
              Class 9-A8: ...............          2.650000%
                                            ---------------

     xii) Senior Percentage for such Distribution Date: ....        94.05866600%
                                                                ---------------

     xiii) Group I Senior Percentage for such Distribution
          Date: ............................................        83.90424000%
                                                                ---------------

     xiv) Group II Senior Percentage for such Distribution
          Date: ............................................        10.15442600%
                                                                ---------------

     xv)  Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------

     xvi) Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------

     xvii) Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

    xviii) Junior Percentage for such Distribution Date:....         5.94133400%
                                                                ---------------

     xix) Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------